Exhibit 99.1

For Immediate Release	Media Contact:	Alisha Goff
503/627-7075
alisha.goff@tektronix.com

	Analyst Contact:	Paul Oldham
503/627-4027
paul.r.oldham@tektronix.com
Tektronix Reports Results for the
Second Quarter of Fiscal 2006
BEAVERTON, Ore., Dec. 15, 2005 — Tektronix, Inc. (NYSE: TEK) today reported net sales of $253.4 million and net earnings from continuing operations of $19.9 million or $0.24 per share for the second quarter ended November 26, 2005. This compares with net sales of $266.8 million and a net loss from continuing operations of $2.6 million or $0.03 per share for the same period last year. Excluding acquisition-related costs, business realignment costs and one-time items, net earnings from continuing operations were $25.8 million or $0.31 per share for the second quarter ended November 26, 2005, as compared with $34.5 million or $0.39 per share for the same period last year.
“Overall, we are very encouraged by our results in the second quarter,” said Rick Wills, Tektronix Chairman and CEO. “Business levels firmed considerably during the quarter and we saw modest year-over-year growth in orders. The improvement in our markets at the end of last quarter continued during the second quarter. Our communications products, as well as our video products, each had double-digit order growth in the second quarter. Orders for general purpose products were down slightly from last year but were up significantly from the first quarter.”
“Our two newer product categories — signal sources and real-time spectrum analyzers —continued to grow rapidly with over 50% year-over-year growth in the quarter, demonstrating our ability to penetrate targeted new market segments which is a key element of our growth strategy. And, we made excellent progress on our wave of new products set to introduce in the third quarter and over the next several quarters,” said Wills.
For the third quarter of fiscal 2006, the company expects net sales to be approximately $255 — $265 million. Earnings per share from continuing operations are expected to be between $0.30 and $0.34 before mostly non-cash acquisition-related costs, business realignment costs, and one-time items.

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Tektronix Second Quarter 2006 Results.../2

“We continue to be encouraged by the recent strengthening of the market. We are very excited about the success of our recently introduced products as well as the major new products we expect to introduce this quarter and in the coming quarters,” concluded Wills.
Recent highlights include the following:
•	The acquisition of Vqual Ltd, a leading provider of software tools for analysis, test and optimization of compressed digital media, based in Bristol, UK. The acquisition will enable Tektronix to offer its customers a complete suite of in-house compressed video analysis products.

•	The selection by VIA Technologies of high-speed digital systems analysis tools from Tektronix to develop digital products based upon serial data standards such as second generation PCI-Express and SATA III.

•	The selection by Framestore CFC, Europe’s largest visual effects and computer animation studio, of Tektronix’ WFM700 High Definition Waveform Monitors.

•	The integration of Tektronix’ Unified Assurance solution for IP networks with Psytechnics’ Speech IP Monitor to provide customers with industry-leading network management and service management capabilities for IP networks.

•	The receipt of the Innovation Award in the Test and Measurement category for the TDS6000 family of digital storage oscilloscopes, the first award of its kind from EDN China.
And the introduction of several new products and capabilities including:
•	A PC-based protocol analysis platform which facilitates deployment of triple play services through flexible and scalable protocol testing and analysis. The NSA18 provides portable troubleshooting and optimization of 3G UMTS networks.

•	New software utilities for validating Ultra Wideband and WiMedia applications which extend the debug and analysis capabilities of the TDS6000 oscilloscopes to include real-time analysis of Ultra Wideband RF and electrical signals.

•	Software for the market-leading Spectra diagnostics product line which helps carriers ensure interoperability between legacy and VoIP signaling technologies and validate equipment performance across converged networks.

•	Intelligent Application Services for mobile network operators to its Unified Assurance offering – a solution which provides the ability to analyze, detect and correct improper configuration of subscriber handsets to improve service levels.
In addition, today Tektronix declared a quarterly cash dividend of $0.06 per share on the outstanding common shares of the Company, payable on January 23, 2006 to shareholders of record as of the close of market on January 6, 2006.
Tektronix will be discussing its second quarter results and future guidance on a conference call today, beginning at 1:30 p.m. Pacific Standard Time (PST). A live Webcast of the conference call will be available at www.tektronix.com/ir. A replay of the Webcast will be available at the same Web site for one year.

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Tektronix Second Quarter 2006 Results.../3

In addition, Tektronix will hold an investor event on January 12, 2006 at the company’s facilities near Dallas, Texas featuring the company’s communications network management and diagnostics business.
Tektronix presents pro forma measures of net earnings and net earnings per share from continuing operations that exclude the effects of acquisition-related costs, business realignment costs and one-time items. The “Reconciliation of Pro Forma Measures to GAAP” reconciles the results of operations in accordance with generally accepted accounting principles (GAAP) to the pro forma results of operations. Tektronix presents pro forma results of operations to help readers differentiate the results of ongoing operating activity from results that include acquisition-related costs, business realignment costs and one-time items. Management of Tektronix uses these pro forma measures to evaluate the Company’s results of operations and for forecasting purposes.
Statements and information in this press release that relate to future events or results (including the Company’s statements and expectations regarding sales and earnings per share, market position and market growth opportunities, and the introduction of new products) are based on the Company’s current expectations. They constitute forward-looking statements subject to a number of risk factors, which could cause actual results to differ materially from those currently expected or desired. Those factors include: worldwide geopolitical and economic conditions; current and future business conditions in the electronics, communications, computer and advanced technologies industries; changes in order rates and customer cancellations, including changes in seasonal buying habits; competitive factors, including pricing pressures, loss of key employees, technological developments and new products offered by competitors; changes in product and sales mix, and the related effects on gross margins; customer acceptance of large orders with delayed acceptance criteria; the Company’s ability to deliver a timely flow of competitive new products, and market acceptance of these products; the availability of parts and supplies from third-party suppliers on a timely basis and at reasonable prices; risks associated with compliance with the “Restriction of Hazardous Substances” worldwide regulatory provisions, including the associated conversion of current and future product designs and manufacturing processes to procure and/or produce lead-free products, and with export regulations; inventory risks due to changes in market demand or the Company’s business strategies; changes in effective tax rates; currency fluctuations; and the ability to develop effective sales channels. Further information on factors that could cause actual results to differ from those anticipated is included in filings made by the Company from time-to-time with the Securities and Exchange Commission, including but not limited to annual reports on Form 10-K and the quarterly reports on Form 10-Q.
About Tektronix
Tektronix, Inc. is a test, measurement, and monitoring company providing measurement solutions to the communications, computer, and semiconductor industries worldwide. With more than 55 years of experience, Tektronix enables its customers to design, build, deploy, and manage next-generation global communications networks and advanced technologies. Headquartered in Beaverton, Oregon, Tektronix has operations in 19 countries worldwide. Tektronix’ Web address is www.tektronix.com.

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Tektronix Second Quarter 2006 Results.../4
Consolidated Statements of Operations

	Quarter Ended		Two Quarters Ended
	November 26,	November 27,	November 26,	November 27,
(In thousands, except per share amounts)	2005	2004	2005	2004

Net sales	$253,396	$266,828	$488,456	$517,293

Cost of sales	101,171	106,505	200,274	208,451

Gross profit	152,225	160,323	288,182	308,842

Research and development expenses	45,673	41,878	89,278	75,457

Selling, general and administrative expenses	73,103	76,320	141,668	141,386

Business realignment costs	1,880	244	4,361	2,283

Acquisition related costs and amortization	2,095	34,941	5,531	35,728

Loss (gain) on disposition of assets, net	23	57	27	(1,834)

Operating income	29,451	6,883	47,317	55,822

Interest income	2,888	3,904	5,980	9,366

Interest expense	(146)	(335)	(243)	(418)

Other non-operating expense, net	(1,993)	(1,067)	(2,979)	(3,291)

Earnings before taxes	30,200	9,385	50,075	61,479

Income tax expense	10,322	11,964	16,029	27,592

Net earnings (loss) from continuing operations	19,878	(2,579)	34,046	33,887

Gain (loss) from discontinued operations, net of income taxes	17	(255)	(65)	(313)

Net earnings (loss)	$19,895	$(2,834)	$33,981	$33,574

Earnings (loss) per share:
Continuing operations — basic	$0.24	$(0.03)	$0.41	$0.40
Continuing operations — diluted	$0.24	$(0.03)	$0.40	$0.39

Discontinued operations — basic	$—	$—	$—	$—
Discontinued operations — diluted	$—	$—	$—	$—

Net earnings — basic	$0.24	$(0.03)	$0.41	$0.39
Net earnings — diluted	$0.24	$(0.03)	$0.40	$0.39

Weighted average shares outstanding:
Basic	82,833	87,020	83,718	85,401
Diluted	83,584	87,020	84,438	86,949

Cash dividend declared per share	$0.06	$0.06	$0.12	$0.10
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Tektronix Second Quarter 2006 Results.../5
Consolidated Balance Sheets

(In thousands)	November 26, 2005	May 28, 2005

ASSETS
Current assets:
Cash and cash equivalents	$136,015	$131,640
Short-term marketable investments	96,808	120,881
Trade accounts receivable, net	162,418	155,332
Inventories	130,088	131,096
Other current assets	74,835	80,177

Total current assets	600,164	619,126

Property, plant and equipment, net	124,110	120,546
Long-term marketable investments	130,681	226,892
Deferred tax assets	51,742	56,560
Goodwill, net	301,954	301,934
Other long-term assets	127,171	135,285

Total assets	$1,335,822	$1,460,343

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$116,338	$115,058
Accrued compensation	61,484	78,938
Deferred revenue	59,319	57,509

Total current liabilities	237,141	251,505

Long-term liabilities	180,473	223,015

Shareholders’ equity:
Common stock	492,896	501,886
Retained earnings	591,557	639,720
Accumulated other comprehensive loss	(166,245)	(155,783)

Total shareholders’ equity	918,208	985,823

Total liabilities and shareholders’ equity	$1,335,822	$1,460,343

Shares outstanding	81,833	85,144
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Tektronix Second Quarter 2006 Results.../6
Selected Additional Financial Data

		Quarter Ended			Two Quarters Ended
(Dollars in thousands,	%	November 26,	November 27,	%	November 26,	November 27,
except per share amounts)	Growth	2005	2004	Growth	2005	2004

Product Orders and Sales Data:
Orders	2%	$240,765	$235,618	7%	$471,199	$439,906
U.S.	(0%)	85,111	85,404	8%	161,539	149,655
International	4%	155,654	150,214	7%	309,660	290,251

Total — excluding Rohde and Schwarz & Inet	(0%)	212,928	213,851	(5%)	398,541	418,231
Net Sales	(5%)	$253,396	$266,828	(6%)	$488,456	$517,293
U.S.	(12%)	92,079	104,205	(16%)	176,482	209,969
International	(1%)	161,317	162,623	2%	311,974	307,324

Total — excluding Rohde and Schwarz & Inet	(11%)	217,953	244,349	(11%)	421,218	473,616

Book to Bill Ratio Calculation:

Product Orders		$240,765	$235,618		$471,199	$439,906
Product Sales		$238,383	$245,600		$460,218	$477,100

Book to Bill ratio		1.01	0.96		1.02	0.92

Reconciliation of Pro Forma Measures to GAAP:

Net earnings from continuing operations — GAAP		$19,878	$(2,579)		$34,046	$33,887

Effect of :
Acquisition related items reported in cost of sales		4,703	4,635		9,815	4,635
Acquisition related items reported in operating expenses		2,095	34,941		5,531	35,728
Business realignment costs		1,880	244		4,361	2,283
Gain on sale of Nevada City property		—	—		—	(2,161)
Tax effect of above items		(2,769)	(2,778)		(6,712)	(2,978)

Net earnings from continuing operations — Pro Forma		$25,787	$34,463		$47,041	$71,394

Diluted earnings per share — Pro Forma		$0.31	$0.39		$0.56	$0.82

Income Statement Items as a Percentage of Net Sales:

Cost of sales		40%	40%		41%	40%
Research and development expenses		18%	16%		18%	15%
Selling, general and administrative expenses		29%	29%		29%	27%
Business realignment costs		1%	0%		1%	0%
Acquisition related costs and amortization		1%	13%		1%	7%
Loss (gain) on disposition of assets, net		0%	0%		0%	(0%)
Operating income		12%	3%		10%	11%

Capital Expenditures and Depreciation:

Capital expenditures		$9,889	$6,998		$18,633	$14,504
Depreciation and amortization expense		$6,931	$7,200		$13,937	$13,878

	Quarter Ended	Year Ended
	November 26, 2005	May 28, 2005

Balance Sheet:

Cash and Marketable Investments:
Cash and cash equivalents	$136,015	$131,640
Short-term marketable investments	96,808	120,881
Long-term marketable investments	130,681	226,892

Cash and Marketable Investments	$363,504	$479,413

Accounts receivable as a percentage of net sales	15.7%	13.9%
Days sales outstanding	58.3	54.7
Countback days sales outstanding	49.7	51.8

Inventory as a percentage of net sales	12.9%	11.3%
Inventory turns	3.1	3.6

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Tektronix Second Quarter 2006 Results.../7
Discontinued Operations

	Quarter Ended		Two Quarters Ended
	November 26,	November 27,	November 26,	November 27,
(In thousands)	2005	2004	2005	2004

Loss on sale of VideoTele.com (less applicable income tax benefit of $1, $8, $1 and $9)	$(2)	$(14)	$(3)	$(15)

Loss on sale of optical parametric test business (less applicable income tax benefit of $76, $45, $112 and $85)	(140)	(86)	(208)	(158)

Gain (loss) on sale of Gage (less applicable income tax benefit (expense) of ($86), $83, ($80) and $75)	159	(155)	148	(140)

Loss on sale of Color Printing and Imaging (less applicable income tax benefit of $0, $0, $1 and $0)	—	—	(2)	—

Gain (loss) from discontinued operations, net of income taxes	$17	$(255)	$(65)	$(313)

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Tektronix Second Quarter 2006 Results.../8
Reconciliation of Pro Forma Measures to GAAP

	Quarter Ended					Quarter Ended
(In thousands, except per share amounts)	November 26, 2005					November 27, 2004
		Adjustments					Adjustments
	GAAP	Inet	Other		Pro Forma	GAAP	Inet	Other		Pro Forma

Net sales	$253,396	—	—		$253,396	$266,828	—	—		$266,828
Cost of sales	101,171	(4,624)	(79	)(A)	96,468	106,505	(4,635)	—	(A)	101,870

Gross profit	152,225	4,624	79		156,928	160,323	4,635	—		164,958

Gross margin	60.1%				61.9%	60.1%				61.8%
Research and development expenses	45,673	—	—		45,673	41,878	—	—		41,878
Selling, general and administrative expenses	73,103	—	—		73,103	76,320	—	—		76,320
Business realignment costs	1,880	—	(1,880)		—	244	—	(244)		—

Acquisition related costs:
Write-off of IPR&D	—	—	—		—	32,195	(32,195)	—		—
Amortization of acquired intangible assets	1,293	(1,280)	(13)		—	846	(846)	—		—
Amortization of stock option compensation	84	(84)	—		—	204	(204)	—		—
Transition expenses	718	(733)	15		—	1,696	(972)	(724)		—

Total acquisition related costs	2,095	(2,097)	2		—	34,941	(34,217)	(724)		—

Loss (gain) on disposition of assets	23	—	—		23	57	—	—		57

Operating income	29,451	6,721	1,957		38,129	6,883	38,852	968		46,703

Operating margin	11.6%				15.0%	2.6%				17.5%

Other income, net	749	—			749	2,502				2,502

Earnings before taxes	30,200	6,721	1,957		38,878	9,385	38,852	968		49,205

Income tax expense	10,322	2,279	490		13,091	11,964	2,509	269		14,742

Net earnings (loss) from continuing operations	$19,878	4,442	1,467		$25,787	$(2,579)	36,343	699		$34,463

Earnings (loss) per share — diluted	$0.24				$0.31	$(0.03)				$0.39
Weighted average shares outstanding — diluted	83,584				83,584	87,020				88,570

	Two Quarters Ended					Two Quarters Ended
	November 26, 2005					November 27, 2004
		Adjustments					Adjustments
	GAAP	Inet	Other		Pro Forma	GAAP	Inet	Other		Pro Forma

Net sales	$488,456	—	—		$488,456	$517,293	—	—		$517,293
Cost of sales	200,274	(9,697)	(118	)(A)	190,459	208,451	(4,635)	—	(A)	203,816

Gross profit	288,182	9,697	118		297,997	308,842	4,635	—		313,477

Gross margin	59.0%				61.0%	59.7%				60.6%
Research and development expenses	89,278	—	—		89,278	75,457	—	—		75,457
Selling, general and administrative expenses	141,668	—	—		141,668	141,386	—	—		141,386
Business realignment costs	4,361	—	(4,361)		—	2,283	—	(2,283)		—

Acquisition related costs:
Write-off of IPR&D	365	—	(365)		—	32,195	(32,195)	—		—
Amortization of acquired intangible assets	2,577	(2,559)	(18)		—	846	(846)	—		—
Amortization of stock option compensation	174	(174)	—		—	204	(204)	—		—
Transition expenses	2,415	(1,763)	(652)		—	2,483	(972)	(1,511)		—

Total acquisition related costs	5,531	(4,496)	(1,035)		—	35,728	(34,217)	(1,511)		—

Loss (gain) on disposition of assets	27	—	—		27	(1,834)	—	2,161	(B)	327

Operating income	47,317	14,193	5,514		67,024	55,822	38,852	1,633		96,307

Operating margin	9.7%				13.7%	10.8%				18.6%

Other income, net	2,758	—	—		2,758	5,657	—	—		5,657

Earnings before taxes	50,075	14,193	5,514		69,782	61,479	38,852	1,633		101,964

Income tax expense	16,029	5,135	1,577		22,741	27,592	2,509	469		30,570

Net earnings from continuing operations	$34,046	9,058	3,937		$47,041	$33,887	36,343	1,164		$71,394

Earnings per share — diluted	$0.40				$0.56	$0.39				$0.82
Weighted average shares outstanding — diluted	84,438				84,438	86,949				86,949

(A)	Amortization of acquired intangible assets and non-cash expense for Inet inventory step up adjustment to fair value

(B)	Gain on sale of Nevada City property

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